                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report  (Date of earliest event reported) -- September 10, 1996


                                  MAPCO INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                   1-5254                          73-0705739
------------------         -----------------               --------------------
 (State or other             (Commission                     (I.R.S. Employer
jurisdiction of              File Number)                    Identification No.)
incorporation)



                 1800 South Baltimore Avenue
                 Tulsa, Oklahoma                                       74119
                 --------------------------------------------------------------
                 (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code              (918)  581-1800
                                                                ---------------


                               Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Significant Amount of Assets.

         On September 10, 1996, MAPCO Inc. (the "Company" or the
"Registrant") completed the disposition of the stock of its former subsidiary companies, MAPCO Coal Inc. and MC Mining Inc. and their respective subsidiaries (the "Coal segment"). The Company executed a Stock Purchase Agreement dated as of June 28, 1996 with The Beacon Group Energy Investment Fund., L.P., a Delaware limited partnership; MPC Partners, L.P., a Delaware limited partnership and Alliance Coal Corporation, a Delaware corporation (hereinafter, collectively, "Beacon") (the "Stock Purchase Agreement"). The Company signed a letter of intent with Beacon in January of 1996, which was previously reported on Form 8-K filed with the Securities and Exchange Commission on January 17, 1996.

         The Company sold the Coal segment for approximately
$250,000,000 in cash based upon the fair market value of the assets included. The cash payment was financed by Beacon through loans from Chase Manhattan Bank, N.A.

         The assets acquired through the stock purchase include one surface and six underground mining complexes located in Kentucky, Maryland, Illinois and Virginia, as well as a coal terminal on the Ohio River near Mt. Vernon, Indiana, used for the transloading of coal.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Pro Forma Financial Information.

     Unaudited Pro Forma Combined Financial Statements:

         Balance Sheet as of June 30, 1996
         Statement of Income for the Six Months Ended June 30, 1996. Statement of Income for the Year Ended December 31, 1995.

         The unaudited pro forma balance sheet reflects the use of the cash proceeds, net of expenses, as a reduction of variable rate debt and the reclassification of income taxes from being deferred to being currently payable.

         The unaudited pro forma income statements reflect: the elimination of the revenues and expenses of the Coal Segment sold including the impairment allowance related thereto; the reduction in interest expense resulting from the application of the proceeds from the sale; the annual fee MAPCO will receive from the buyer of the Coal Segment; and the effect of the sale of the Coal Segment and resulting adjustment on income tax expense of MAPCO.

         (b)      Exhibits.

                  2. Stock Purchase Agreement dated as of June 28, 1996 among MAPCO Inc., a Delaware corporation, The Beacon Group Energy
                          Investment Fund, L.P., a Delaware limited partnership, MPC Partners, L.P., a Delaware limited partnership and Alliance Coal
                          Corporation, a Delaware corporation.*




-------------------
*Certain portions of the Stock Purchase Agreement have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MAPCO INC.



                                        By: /S/ JAMES N. CUNDIFF
                                           -----------------------------
                                        Name:  James N. Cundiff
                                        Title: Assistant General Counsel
                                               and Assistant Secretary




Date:  September 24, 1996

                                  MAPCO INC.
                        PRO FORMA STATEMENT OF INCOME
                       (Dollars and Shares in Millions
                          except per share amounts)
                                 (Unaudited)

                                                                              Year Ended December 31, 1995
                                                                   ---------------------------------------------------
                                                                   Historical        Adjustments            Pro Forma
                                                                   -----------       ------------          -----------
Sales and Operating Revenues                                       $   3,310.0       $    (441.1)(a)       $   2,868.9

Expenses:
    Outside purchases and operating expenses                           2,912.8            (367.9)(a)           2,544.9
    Selling, general and administrative                                   72.9             (10.9)(a)              62.0
    Depreciation, depletion and amortization                             111.4             (33.3)(a)              78.1
    Interest and debt expense                                             58.4              (0.4)(a)              45.2
                                                                                           (12.7)(c)
    Unusual Items                                                         40.3             (30.0)(e)              10.3
    Other (Income) Expense - net                                           0.1              10.5 (a)               8.0
                                                                                            (2.6)(b)
                                                                   -----------       -----------           -----------
                                                                       3,195.8            (447.3)              2,748.5
                                                                   -----------       -----------           -----------
Income From Continuing Operations Before Non-Recurring
    Items, Provision for Income Taxes and Minority Interest              114.2               6.2                 120.4



Provision for Income Taxes                                                37.2               9.6 (d)              46.8
                                                                   -----------       -----------           -----------
Income Before Non-Recurring Items and Minority Interest                   77.0              (3.4)                 73.6
Minority Interest in Earnings of Subsidiary                               (2.3)                                   (2.3)
                                                                   -----------       -----------           -----------
Net Income                                                         $      74.7       $      (3.4)          $      71.3
                                                                   ===========       ===========           ===========

Net Income                                                         $      2.51                             $      2.40
                                                                   ===========                             ===========
Average Common Shares Outstanding                                         29.7                             $      29.7
                                                                   ===========                             ===========



                    Description of Adjustments
-----------------------------------------------------------------------------

(a)  To eliminate the Coal Segment's revenues and expenses.
(b)  Management fee charge to acquiring company.
(c) Interest savings from reduction of variable rate debt resulting from proceeds of the sale of the Coal Segment. MAPCO intends to use additional debt capacity to fund capital projects, potential acquisitions and/or the repurchase of outstanding common shares.
(d) To adjust income taxes to MAPCO's effective tax rate for 1995, excluding the benefits derived from the Coal Segment.
(e)  To eliminate impairment of Coal Segment assets recorded in 1995.

                                  MAPCO INC.
                        PRO FORMA STATEMENT OF INCOME
                       (Dollars and Shares in Millions
                          except per share amounts)
                                 (Unaudited)


                                                                          Six Months Ended June 30, 1996
                                                                     ----------------------------------------
                                                                      Historical    Adjustments     Pro Forma
                                                                     ------------   ------------   ------------

Sales and Operating Revenues                                         $  1,524.2    $               $  1,524.2

Expenses:
    Outside purchases and operating expenses                            1,340.2                       1,340.2
    Selling, general and administrative                                    30.8                          30.8
    Depreciation, depletion and amortization                               39.8                          39.8
    Interest and debt expense                                              29.8          (6.4)(a)        23.4
    Gain on sale of net assets held for disposal                          (20.8)                        (20.8)
    Other (Income) Expense - net                                           (1.0)         (1.3)(b)        (2.3)
                                                                     ----------    ----------      ----------
                                                                        1,418.8          (7.7)        1,411.1
                                                                     ----------    ----------      ----------

Income From Continuing Operations Before                                  105.4           7.7           113.1
    Provision for Income Taxes

Provision for Income Taxes                                                 38.8           4.7(c)         43.5
                                                                     ----------    ----------      ----------
Income From Continuing Operations Before
    Minority Interest                                                      66.6           3.0            69.6
Minority Interest in Earnings of Subsidiary                                (1.4)                         (1.4)
                                                                     ----------    ----------      ----------
Income From Continuing Operations                                          65.2           3.0            68.2
                                                                     ----------    ----------      ----------
Discontinued Operations:
    Income From Discontinued Coal Operations,                              14.5         (14.5)(d)           -
     Net of Income Taxes
    Loss on Sale of Coal Operations, Net of
     Income Taxes                                                         (45.5)         45.5 (d)           -
Income (Loss) From Discontinued Operations                                (31.0)         31.0               -
                                                                     ----------    ----------      ----------
Net Income                                                           $     34.2    $     34.0      $     68.2
                                                                     ==========    ==========      ==========

Earnings (Loss) per Common Share:
    Income From Continuing Operations                                $     2.25                    $     2.36
                                                                     ==========                    ==========
    Net Income                                                       $     1.18                    $     2.36
                                                                     ==========                    ==========

Average Common Shares Outstanding                                          28.9                          28.9
                                                                     ==========                    ==========

                    Description of Adjustments
-----------------------------------------------------------------------------

(a) Interest savings from reduction of variable rate debt resulting from the proceeds of the sale of the Coal Segment. MAPCO intends to use additional debt capacity fo fund captial projects, potential acquisitions and/or the repurchase of outstanding common shares.
(b)  Management fee charge to acquiring company.
(c) To adjust income taxes to MAPCO's effective tax rate for 1996, excluding the benefits derived from the Coal Segment.
(d)  To eliminate Coal Segment earnings and losses.

                                  MAPCO INC.
                           PRO FORMA BALANCE SHEET
                            (Dollars in Millions)
                             As of June 30, 1996
                                 (Unaudited)

                                                          Historical           Adjustments         Pro Forma
                                                          ----------           -----------        -----------
Current Assets:
    Cash and cash equivalents                             $     48.8           $    231.0  (a)    $      48.8
                                                                                   (231.0) (d)
    Receivables                                                261.0                                    261.0
    Other current assets                                       207.8                                    207.8
    Net assets of discontinued operations                      231.0               (231.0) (b)              -
                                                          ----------                              -----------
       Total current assets                                    748.6                                    517.6
                                                          ==========                              ===========

Property, Plant and Equipment, at cost                       2,108.4                                  2,108.4
    Less-accumulated depreciation and amortization            (778.1)                                  (778.1)
                                                          ----------                              -----------
                                                             1,330.3                                  1,330.3
                                                          ----------                              -----------
Other Assets
                                                               231.8                                    231.8
                                                          ----------                              -----------
                                                          $  2,310.7           $   (231.0)        $   2,079.7
                                                          ==========           ==========         ===========

Current Liabilities:
     Accounts payable                                     $    304.2                                    304.2
     Accrued taxes                                              46.8                 18.0 (c)            64.8
     Other current liabilities                                 110.4                                    110.4
                                                          ----------                              -----------
       Total current liabilities                               461.4                                    479.4
                                                          ----------                              -----------

Long-Term Debt, excluding current maturities                   811.1               (231.0) (d)          580.1
Deferred Income Taxes                                          262.4                (18.0) (c)          244.4
Other Liabilities                                              143.7                                    143.7

Stockholder's Equity:
     Common stock                                               62.9                                     62.9
     Capital in excess of par value                            203.9                                    203.9
     Retained earnings                                       1,421.6                                  1,421.6
                                                          ----------                              -----------
                                                             1,688.4                                  1,688.4
                                                          ----------                              -----------
     Treasury stock, at cost                                  (997.6)                                  (997.6)
     Loan to ESOP                                              (58.7)                                   (58.7)
                                                          ----------                              -----------
                                                               632.1                                    632.1
                                                          ----------           ----------         -----------

                                                          $  2,310.7           $   (231.0)        $   2,079.7
                                                          ==========           ==========         ===========



                          Description of Adjustments
--------------------------------------------------------------------------------
(a) Proceeds from the sale of the Coal Segment.
(b) To record disposal of the net assets of the Coal Segment.
(c) Represents a decrease in the deferred tax liability and an increase in the current taxes payable applicable to the tax gain on the sale of the Coal Segment.
(d) Reduction of variable rate debt with proceeds from the sale of the Coal Segment.

                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
Exhibit 2                 Stock Purchase Agreement dated as
                          of June 28, 1996 among MAPCO Inc.,
                          a Delaware corporation, The Beacon
                          Group Energy Investment Fund, L.P.,
                          a Delaware limited partnership, MPC
                          Partners, L.P., a Delaware limited
                          partnership and Alliance Coal
                          Corporation, a Delaware corporation.*



------------------

*Certain portions of the Stock Purchase Agreement have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.